COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2010
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

13. COMMITMENTS AND CONTINGENCIES

  Leases

        The Company leases office, research and development, and manufacturing facilities in San Diego, California. The two facilities in San Diego are comprised of the Science Center location and the Torrey Pines location. The leases for both these facilities expire July 2015. Under these leases, the Company is required to pay certain maintenance expenses in addition to the monthly rent. Rent expense is recognized on a straight-line basis over the lease term for leases that have scheduled rent increases. During 2009, the Company entered into amendments to its real estate leases for the Science Center and Torrey Pines facilities. As part of the lease amendments, the property-owner agreed to defer a portion of the minimum annual rent obligation due from February 1, 2009 to March 31, 2010 in exchange for interest compounded at 10% per annum, and warrants to purchase 23,244 shares of Series A convertible preferred stock with values totaling $141,000 and $63,000 on the Science Center and Torrey Pines facilities, respectively. The total amount of rent deferred will be $438,414 and $2,109,101 for the Torrey Pines and Science Center facilities, respectively. The amounts are to be repaid from April 1, 2010 to September 1, 2011. The warrants are convertible into Series A convertible preferred stock with an exercise price of $13.44 per share and will expire on the earlier of July 1, 2016 or the fifth anniversary of the consummation of the Company's initial public offering. The value of the warrants has been recorded as prepaid interest and is being amortized over the deferred rental payment term. As of December 31, 2010 and 2009, the balance of the related prepaid interest was $27,000 and $141,000, respectively. For the year ended December 31, 2010, the additional interest associated with the deferred payments and amortization of the warrants was $79,000 and $36,000, respectively.

        The Company determined that its lease rates associated with the assumed the Torrey Pines and Science Center facilities' leases were in excess of market rates resulting in a $3.3 million unfavorable lease accrual as of the Acquisition Date. The unfavorable lease accrual, which is recorded in other long-term liabilities in the Company's consolidated balance sheets, is amortized over the remaining terms of the leases. The balance of the unfavorable lease accrual as of December 31, 2010 and 2009 was $1.8 million and $2.2 million, respectively. The annual amortization of the unfavorable lease accrual for 2010, 2009 and 2008 was $0.4 million.

        As of December 31, 2010, annual minimum payments due under the Company's office and equipment lease obligations are as follows (in thousands):

2011	$5,827
2012	4,820
2013	4,968
2014	5,136
2015	3,072

Total	$23,823

        Total rent expense, net of unfavorable lease obligation amortization, under all operating leases for years ended December 31, 2010, 2009 and 2008 was $4.5 million, $4.6 million and $4.6 million, respectively. Deferred rent at December 31, 2010 and 2009 was $1.3 million and $1.2 million, respectively.

Litigation

        The Company periodically becomes subject to legal proceedings and claims arising in connection with its business. The ultimate legal and financial liability of the Company in respect to all claims, lawsuits and proceedings cannot be estimated with any certainty. Any outcome, either individually or in the aggregate, is not expected to be material to the Company's consolidated financial position, results of operations, or cash flows.